UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2025

MSP Recovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39445 (Commission File Number)	84-4117825 (I.R.S. Employer Identification No.)

3150 SW 38th Avenue Suite 1100 Miami, Florida		33146
(Address of principal executive offices)		(Zip Code)

(305) 614-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	MSPR	Nasdaq Capital Market

Redeemable warrants, each lot of 625 warrants exercisable for one share of Class A common stock at an exercise price of $7,187.50 per share	MSPRW	Nasdaq Capital Market

Redeemable warrants, each lot of 625 warrants exercisable for one share of Class A common stock at an exercise price of $0.0625 per share	MSPRZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At the close of Primary Market trading on October 18, 2024, the daily VWAP for MSP Recovery, Inc.’s (the “Company”) Class A Common Stock was below the Floor Price (which is $3.75), as defined in the Exchangeable Promissory Notes (“Notes”) issued to YA II PN, Ltd. (“Yorkville”) pursuant to the Standby Equity Purchase Agreement dated November 14, 2023, as amended (the “SEPA”), by and between Yorkville and the Company, for ten consecutive Trading Days, resulting in a Floor Price Trigger pursuant to the Notes.

Upon the occurrence of a Trigger Event, the Company shall make monthly payments (“Monthly Payments”) beginning on the 7th Trading Day after the date of the Trigger Event and continuing on the same day of each successive month.

On January 24, 2025, the parties agreed that: (i) the first Monthly Payment, as set forth in Section (1)(c) of the Notes, would be due from the Company no sooner than April 30, 2025, and (ii) for the eight consecutive weeks beginning on February 3, 2025, the Company shall submit Advance Notices to issue and sell to Yorkville at least 100,000 shares per week, up to 898,939 shares which remain registered for resale on the effective S-1, and the Company shall use the proceeds from any such Advances in accordance with the provisions of the SEPA, as amended.

Capitalized but undefined terms have the same meaning as set forth in the Yorkville SEPA and the Notes.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
10.1	Letter Agreement dated January 24, 2025
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP RECOVERY, INC.
Dated: January 30, 2025

	By:	/s/ Alexandra Plasencia
	Name:	Alexandra Plasencia
	Title:	General Counsel